UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 14, 2007
NEOPROBE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On December 14, 2007, Neoprobe Corporation (the “Company”) entered into a First Amendment to Distribution Agreement (the “Amendment”), to a Distribution Agreement, dated September 28, 1999 (the “Agreement”), between the Company and Ethicon Endo-Surgery, Inc. (“Ethicon”). Pursuant to the terms of the Amendment, the Company and Ethicon have extended the period during which Ethicon will serve as exclusive distributor for the Company’s neo2000® gamma detection systems. The Amendment extends the term of the Agreement, previously set to expire on December 31, 2008, for an additional five-year period commencing January 1, 2009, and terminating on December 31, 2013. Additionally, pursuant to the Amendment, Ethicon has appointed the Company as Ethicon’s exclusive supplier on a worldwide basis for all hand held instruments and devices used for radiation detection procedures for the diagnostic treatment of oncology.
     The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibits 10.1, and incorporated herein in its entirety by reference.

Item 8.01.	Other Events.
     On December 20, 2007, the Company issued a press release announcing that it had entered into the Amendment, which extended its marketing and distribution agreement with Ethicon through the end of 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Exhibit Description

10.1	First Amendment to Distribution Agreement, dated December 14, 2007, by and between Ethicon Endo-Surgery, Inc. and Neoprobe Corporation (portions of this Exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission).

99.1	Neoprobe Corporation press release dated December 20, 2007, entitled “Neoprobe announces extension of marketing agreement with Ethicon Endo-Surgery, Inc.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation
Date: December 20, 2007	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President Finance and
Chief Financial Officer

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